SUPPLEMENT DATED FEBRUARY 29, 1996 TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR LORD ABBETT AFFILIATED FUND, INC.






































This page, together with the Fortune Magazine article, constitutes the entire supplement dated February 29, 1996 to Affiliated Fund's current statement of additional information.

FEBRUARY 5, 1996
F  O  R  T  U  N  E
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                              TWO PROS ON WHERE
                              THE DOW IS HEADED

           Reprinted through the courtesy of the Editors of FORTUNE
                               (C)1996 Time Inc.

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PERSONAL FORTUNE
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TWO PROS ON WHERE THE DOW IS HEADED
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The new year had scarcely begun before a selloff in technology stocks led to a one-day 97-point tumble for the Dow. No wonder investors are left wondering whether the bull market has finally run its course. To help settle their jitters, we lassoed a pair of veteran Wall Streeters: the professorial Robert Farrell, Merrill Lynch's senior investment adviser, and value maven Wayne Nordberg, partner and senior portfolio manager at Lord Abbett. FORTUNE'S John Wyatt moderated the discussion as the two sat down together to debate the stock market's future course--and shared their wisdom on where bargains can still be found.

What do you make of the big drop, Wayne?

W.N.: We know the market is always a balancing act between fear and greed, and this correcting process is a normal phenomenon even in a bull market. There's no question that the speculative fervor that typified technology investing back in the summer represented a major mania where expectations got way out of line. We're now in the process of correcting that. The market also assumed that the path to a budget accord was going to be simpler than it has turned out to be.

        But I think this kind of short-term pessimism will lead to attractive prices that will encourage long-term investors to buy the fallen stocks. Personally, I wouldn't be unhappy to see the market sell off another 150 points or so in the days ahead. It would really clear the air.

So many indicators point to stretched equity valuations. Yet despite some recent jitters, investors keep buying. Bob, is this the fabled "new paradigm"?

R.F.: I have a favorite saying, which is that there are no new eras, only old eras that go to new excesses. So I don't think this is a new paradigm. We are in a mature secular cycle and setting all kinds of benchmarks. But whenever we've had a market like this in the past, it has eventually corrected.

        Even with this recent selloff, I don't think the alarm bells have rung. When you look at stocks in a general sense, it's still a bull market in decent health. Valuation measures don't tell you timing, all they tell you is degree of risk. We have to look at such things as money flows and interest rates to see whether we are now coming to a point where the upward trend will end. Interest rates are favorable; we still haven't seen money come in from foreigners; and though the individual is getting pretty well invested, as a percentage of total financial assets, investment by individuals is still below prior peaks.

        I think the indexes will go up this year, but there will be more volatility like what we are seeing--at least one, maybe two 5% to 10% corrections. It will he a stock picker's game, though I guess Wayne would say it's always a stock pickers market.

We know you agree on that point, Wayne. But give us the big-picture view, for now. Are your valuation models sounding any alarms?

W.N.: Not really. The key is the environment that equitites live in, which is still favorable. The conditions are comparable to the late Fifties and the early
Sixties: Inflation was 1.5%, Treasury bonds were yielding 4%, and the market traded between 15 and 22 times earnings for some seven years. Now equity valuations, at some 15 to 16 times earnings, offer fair value. We think stocks can return 10% to 12% overall in 1996 without becoming egregiously overpriced.

That's a bold statement. Explain?

W.N.: Even with profits peaking now, if we are right, long-term interest rates can stay at 6%, or maybe even drop to 5.75%, while short-term rates could come down another 50 basis points to 5% or less. Since stocks aren't valued in a vacuum, those low yields make equity--the security with the longest duration--relatively more attractive.

        Low inflation is the key to that interest rate outlook, and I think it can fall to 2.5% or even further. The demise of communism is one of the most deflationary forces to be unleashed on the world in decades, basically freeing up some two billion people who want to be part of the free-market system, and keeping the potential for wage hikes in the U.S., Europe, and Japan next to nil.

        I also think the market last year was only belatedly recognizing and catching up with some improved fundamentals that had been under the surface for some time. American industry has been restructuring for ten years. We have totally superseded the Japanese in terms of technological leadership. There is a culture of cost cutting that is central to U.S. management today. That bodes well for our ongoing competitiveness.

Okay, let's focus in. Where would you invest now, Bob?

R.F.: For the past 18 months, large-cap stocks have been the more consistent performers, but I expect small caps to regain the lead as they did from 1990 to 1993. The market always sets us up for something, and I don't want to base my philosophy on what worked last year.

        The problem is that the money has moved toward the big stocks, much of it to the consumer staples, which are the international franchise companies. But I think these companies may be negatively affected by the slowdowns abroad and by a stronger dollar. On a relative basis, the small-cap stocks are better values, and I think a capital gains tax cut might trigger an upward move. The bigger potential profit taking will be in the large stocks.

Wayne, which sectors will be gaining, and which will lose?

W.N.: Well, I agree completely with Bob that the nice tail-wind U.S. multinationals got from a weak dollar and from faster growth overseas is coming to an end. I think one of 1996's big surprises will be the strength of the dollar, so we are fairly skeptical of the stocks of consumer companies that generate a large part of their earnings overseas.

        Even though financial stocks have done well, they still sell at just two-thirds the market multiple, with dividend yields that are some 50% higher than the market, and show earnings growth of anywhere from 8% to 12% as a class. The industry is also in a dynamic state of consolidation. Among the ones we like are BankAmerica, Cigna, and California S&Ls such as Great Western Financial.

No mention of technology? Bob, have those stocks fallen from their pedestal?

R.F.: I think we will see technology stocks do well again in 1996. But we are in a sorting-out process now, which means there'll be fewer standouts. I like the computer service companies that are benefiting from out-sourcing. Fiserv, SunGard Data Systems, Paychex, and others provide special services for different industries. As corporations focus on core businesses, they farm out data-processing tasks. We estimate the total value of these contracts is ballooning from $20 billion last year to $27 billion or so this year.

W.N.: That makes sense to us too. EDS [listed as GME] is one of our largest holdings, and we agree, the outlook for that company, particularly now that it is going to be spun off from GM, is outstanding. To give you some idea of the scale of business opportunities here, when GM bought EDS ten years ago it paid $2 billion. Today, EDS is bidding for a $3 billion, ten-year contract to outsource J.P. Morgan's computer business.

Wayne, you also own AT&T. Will the spinoff pay dividends?

W.N.: The spinoff enhances the story. There's no question that when AT&T, the long-distance company, is competing with the RBOCs [regional Bell operating companies] and telephone companies all around the world, and at the same time AT&T, the big equipment maker, is trying to sell to these same companies, you have a major conflict of interest. So the move is very rational. We're not sure how the computer business will fare, but long distance and equipment will clearly benefit from independence.

Bob, you're keen on natural resources companies. How do the energy stocks stack up?

R.F.: There's much debate about where oil and natural gas prices are going, but I think we'll see prices edge higher as global demand rises. I've been quite bullish on the oil drillers and service companies in particular. Drilling-rig rates have been on the floor since 1986. Some 800 rigs operate now, down from over 4,000 in 1980.1 like Smith International and Weatherford International, both of which are cutting costs, improving efficiency, and adding new technologies. I'd play them first, then the producers.

Thank you both.

   Investing in the

LORD ABBETT

       Family of Funds

GROWTH
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Developing Growth Fund
Value Appreciation Fund
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Investment Trust-Limited Duration U.S. Government Securities Series*
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MONEY MARKET FUND

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BELIEVE YOUR FINANCIAL ADVISER PROVIDES VALUE IN HELPING YOU IDENTIFY AND
UNDERSTAND YOUR INVESTMENT OBJECTIVES AND, ULTIMATELY, OFFERING FUND RECOMMENDATIONS SUITABLE FOR YOUR INDIVIDUAL NEEDS.

A current prospectus containing more complete information about any of the portfolios listed above (including charges, expenses and any fees waived and/or expenses assumed by Lord, Abbett & Co.), may be obtained by calling your
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WHEN YOU INVEST IN A FAMILY OF FUNDS, YOU BENEFIT FROM:

DIVERSIFICATION. You and your financial adviser can diversify your
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FLEXIBILITY. As your investment goals change, your financial adviser can
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As an investor in the Lord Abbett Family of Funds, you have access to 25
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* An investment in this Fund is neither insured nor guaranteed by the U.S.
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+ An investment in this Fund is neither insured nor guaranteed by the U.S.
  Government and there can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.

The information contained in this article with respect to Lord, Abbett & Co's positions regarding the stock market and related matters is based upon information which has been compiled from sources believed to be reliable; but Lord, Abbett & Co. makes no representation as to the accuracy or completeness of, and assumes no responsibility for any action or omission to act in reliance on, such information. Each Lord Abbett portfolio is managed continuously and such holdings are subject to change. Any mention in this
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of year-end 1995 and, in the ordinary course of managing a fund, such position(s) will change.

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